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                                                                      Exhibit 21

              NATIONWIDE FINANCIAL SERVICES, INC. AND SUBSIDIARIES

                         Subsidiaries of the Registrant

                             As of December 31, 1999


The following are wholly owned (unless otherwise noted) subsidiaries of
Nationwide Financial Services, Inc. and their state of incorporation:
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
                                                                                                      State of
                          Subsidiary                                                                Incorporation
                          ------------------------------------------------------------------  --------------------------

                          Nationwide Life Insurance Company                                   Ohio
                          Nationwide Financial Services Capital Trust                         Delaware
                          Villanova Capital, Inc. (96% owned)                                 Delaware
                          The 401(k) Companies, Inc. (60% owned)                              Texas
                          Nationwide Financial Services (Bermuda), Inc.                       Bermuda
                          Nationwide Trust Company, FSB                                       Federal Incorporation
                          Nationwide Financial Services Capital Trust II                      Delaware
                          NFS Distributors, Inc.                                              Ohio
                          Irvin L. Schwartz & Associates, Inc. (60% owned)                    Ohio
                          Pension Associates, Inc.                                            Wisconsin

The following are wholly owned subsidiaries of Nationwide Life Insurance Company and their state of incorporation:

                                                                                                  State of
                          Subsidiary                                                           Incorporation
                          ------------------------------------------------------------------  -----------------

                          Nationwide Life and Annuity Insurance Company                       Ohio
                          Nationwide Advisory Services, Inc.                                  Ohio
                          Nationwide Investment Services Corporation                          Oklahoma
                          Nationwide Financial Assignment Company                             Ohio


The following are wholly owned subsidiaries of Villanova Capital, Inc. and their state of incorporation:

                                                                                                  State of
                          Subsidiary                                                           Incorporation
                          ------------------------------------------------------------------  -----------------

                          Morley Financial Services, Inc.                                     Oregon
                          Villanova S. A. Capital Trust                                       Delaware
                          Villanova Mutual Fund Capital Trust                                 Delaware

The following are wholly owned subsidiaries of The 401(k) Companies, Inc. and their state of incorporation:

                                                                                                  State of
                          Subsidiary                                                           Incorporation
                          ------------------------------------------------------------------  -----------------

                          401(k) Investment Services, Inc.                                    Texas
                          401(k) Investment Advisors, Inc.                                    Texas
                          401(k) Company                                                      Texas
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
The following are wholly owned subsidiaries of NFS Distributors, Inc. and their state of incorporation:

                                                                                                  State of
                          Subsidiary                                                           Incorporation
                          ------------------------------------------------------------------  -----------------

                          Nationwide Retirement Solutions, Inc.                               Delaware
                          Nationwide Financial Institution Distributors Agency, Inc.          Delaware
                          National Deferred Compensation, Inc.                                Ohio

The  following  are wholly  owned  subsidiaries  of  Nationwide  Retirement  Solutions,  Inc.  and their  state of incorporation:

                                                                                                  State of
                          Subsidiary                                                           Incorporation
                          ------------------------------------------------------------------  -----------------

                          Nationwide Retirement Solutions, Inc. of Alabama                    Alabama
                          Nationwide Retirement Solutions, Inc. of Arizona                    Arizona
                          Nationwide Retirement Solutions, Inc. of Arkansas                   Arkansas
                          Nationwide Retirement Solutions Insurance Agency, Inc.              Massachusetts
                          Nationwide Retirement Solutions, Inc. of Montana                    Montana
                          Nationwide Retirement Solutions, Inc. of Nevada                     Nevada
                          Nationwide Retirement Solutions, Inc. of New Mexico                 New Mexico
                          Nationwide Retirement Solutions, Inc. of South Dakota               South Dakota
                          Nationwide Retirement Solutions, Inc. of Wyoming                    Wyoming

The following are wholly owned subsidiaries of Nationwide  Financial  Institution  Distributors  Agency,  Inc. and
their state of incorporation:
                                                                                                  State of
                          Subsidiary                                                           Incorporation
                          ------------------------------------------------------------------  -----------------

                          Affiliate Agency, Inc.                                              Delaware
                          Financial Horizons Distributors Agency of Alabama, Inc.             Alabama
                          Landmark Financial Services of New York, Inc.                       New York
                          Financial Horizons Securities Corporation                           Oklahoma
                          Nationwide Financial Institution Distributors Insurance Agency,
                          Inc. of Massachusetts                                               Massachusetts
                          Nationwide Financial Institution Distributors Insurance Agency,
                          Inc, of New Mexico                                                  New Mexico

The following are wholly owned subsidiaries of Morley Financial Services, Inc. and their state of incorporation:

                                                                                                  State of
                          Subsidiary                                                           Incorporation
                          ------------------------------------------------------------------  -----------------

                          Morley & Associates, Inc.                                           Oregon
                          Morley Capital Management                                           Oregon
                          Union Bond & Trust Company                                          Oregon
                          Portland Investment Services, Inc.                                  Oregon
                          Excaliber Funding Corporation                                       Delaware
                          Caliber Funding Corporation                                         Delaware
                          Morley Research Associates, Ltd.                                    Delaware

The following is a wholly owned subsidiary of Villanova S. A. Capital Trust and its state of incorporation:

                                                                                                  State of
                          Subsidiary                                                           Incorporation
                          ------------------------------------------------------------------  -----------------

                          Nationwide Investor Services, Inc.                                  Ohio

All business operations of Nationwide Financial Services, Inc. and all of its subsidiaries are conducted using each company's legally registered name.